UNCONDITIONAL GUARANTEE OF PAYMENT
                                    (Antioco)

TO:  IMPERIAL BANK, a California banking corporation

     1. FOR VALUABLE CONSIDERATION, the undersigned (hereinafter called "Guarantor"), whose address is set forth after Guarantor's signature below, jointly and severally, and unconditionally, guarantees and promises to pay to IMPERIAL BANK, a California banking corporation (hereinafter called "Lender"), or order, upon demand, in lawful money of the United States, (i) that Promissory Note dated July 13, 2000, made by MAIN STREET AND MAIN INCORPORATED, a Delaware corporation (hereinafter called "Borrower"), in favor of Lender in the face amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) (the "Note"), principal and interest and all other sums payable thereunder, or at the election of Lender any one or more installments thereof, in the event that Borrower fails to punctually pay any one or more installments of the Note (principal and/or interest), or any other sum payable thereunder at the time and in the manner provided therein; and (ii) all other indebtedness of Borrower to Lender arising under or in connection with the Note, any loan agreement between Borrower and Lender executed and delivered in connection with the Note and any deed of trust or other security document or instrument given in connection therewith (the indebtedness evidenced by the Note together with all other indebtedness specified above is hereinafter collectively called the "Indebtedness"). This is an absolute, continuing and unconditional guaranty of payment and not merely of collection.

     2. The obligations of Guarantor hereunder are joint and several if Guarantor is more than one person or entity, are separate and independent of the obligations of Borrower and of any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is or is not brought against Borrower or any other guarantor or whether Borrower or any other guarantor is or is not joined in any action or actions. The obligations of Guarantor hereunder shall survive and continue in full force and effect until payment in full of the Indebtedness is actually received by Lender and the period of time has expired during which any payment made by Borrower or Guarantor to Lender may be determined to be a Preferential Payment (defined below), notwithstanding any release or termination of Borrower's or any other guarantor's liability by express or implied agreement with Lender or by operation of law and notwithstanding that the Indebtedness or any part thereof is deemed to have been paid or discharged by operation of law or by some act or agreement of Lender. For purposes of this Guarantee, the Indebtedness shall be deemed to be paid only to the extent that Lender actually receives immediately available funds and to the extent of any credit bid by Lender at any foreclosure or trustee's sale of any security for the Indebtedness.

     3. Guarantor agrees that to the extent Borrower or Guarantor makes any payment to Lender in connection with the Indebtedness, and all or any part of
such  payment  is  subsequently  invalidated,   declared  to  be  fraudulent  or
preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or
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otherwise  (any such  payment  is  hereinafter  referred  to as a  "Preferential
Payment"), then this Guarantee shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Lender, the Indebtedness or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

     4. Guarantor is providing this Guarantee at the instance and request of Borrower to induce Lender to extend or continue financial accommodations to Borrower. Guarantor hereby represents and warrants that Guarantor is and will continue to be fully informed about all aspects of the financial condition and business affairs of Borrower that Guarantor deems relevant to the obligations of Guarantor hereunder and hereby waives and fully discharges Lender from any and all obligations to communicate to Guarantor any information whatsoever regarding Borrower or Borrower's financial condition or business affairs.

     5. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time, to: (a) renew, modify, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon and waiving of any requirement or condition to the making of advances of the Indebtedness; (b) release, substitute or add any one or more endorsers, Guarantor or other guarantors; (c) take and hold security for the payment of this Guarantee or the Indebtedness, and enforce, exchange, substitute, subordinate, waive or release any such security; (d) proceed against such security and direct the order or manner of sale of such security as Lender in its discretion may determine; and
(e) apply any and all payments from Borrower, Guarantor or any other guarantor, or recoveries from such security, in such order or manner as Lender in its discretion may determine.

     6. Guarantor waives and agrees not to assert: (a) any right to require Lender to proceed against Borrower or any other guarantor, to proceed against or exhaust any security for the Indebtedness, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (b) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof; (c) demand, diligence, presentment for payment, protest and demand, notices of intent to accelerate, notice of acceleration and notice of extension, dishonor, protest, demand, nonpayment and acceptance of this Guarantee; (d) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Lender; (e) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of the Texas Business and Commerce Code; (f) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for the Indebtedness; and (g) the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the Indebtedness, after any foreclosure or trustee's sale of any security for the Indebtedness, including without limitation the benefits, if any, to Guarantor of Sections 51.003 through 51.005 of the Texas Property Code. Guarantor hereby expressly consents to any impairment of collateral, including, but not limited to, failure to perfect a security interest, failure to insist on compliance

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with  all  requirements  and  conditions  to  the  making  of  advances  of  the
Indebtedness, and release of collateral and any such impairment or release shall not affect Guarantor's obligations hereunder. Until payment in full of the Indebtedness, Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Lender now has, or may hereafter have, against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

     7. All existing and future indebtedness of Borrower to Guarantor is hereby subordinated to the Indebtedness and such indebtedness of Borrower to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guarantee.

     8. In addition to all liens upon, and rights of setoff against, the monies, securities or other property of Guarantor given to Lender by law, Lender shall have a lien and a right of setoff against, and Guarantor hereby grants to Lender a security interest in, all monies, securities and other property of Guarantor now and hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise; every such lien and right of setoff may be exercised upon Borrower's default in the payment of the Indebtedness or upon the occurrence of any event of default under this Guarantee or any other document or instrument executed and delivered in connection with the Indebtedness. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing.

     9. If Borrower is a corporation, limited liability company, partnership or trust, it is not necessary for Lender to inquire into the powers of Borrower or the officers, directors, members, managers, partners, trustees or agents acting or purporting to act on its behalf, and any of the Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     10. Guarantor agrees to deliver to Lender financial statements, income tax returns and other financial information in form and level of detail, and containing certifications, as and to the extent required pursuant to the Credit Agreement between Borrower and Lender dated April 2, 1999 (as amended, the "Credit Agreement").

     11. All financial statements, income tax returns and other financial information previously or hereafter given to Lender by or on behalf of Guarantor are and shall be true, complete and correct as of the date thereof.

     12. Guarantor agrees to pay all attorneys' fees and all other costs and expenses which may be incurred by Lender in enforcing this Guarantee or in collecting all or any part of the Indebtedness.

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
     13. This Guarantee sets forth the entire agreement of Guarantor and Lender with respect to the subject matter hereof and supersedes all prior oral and written agreements and representations by Lender to Guarantor. No modification or waiver of any provision of this Guarantee or any right of Lender hereunder and no release of Guarantor from any obligation hereunder shall be effective unless in a writing executed by an authorized officer of Lender. There are no conditions, oral or otherwise, on the effectiveness of this Guarantee.

     14. This Guarantee shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Guarantor and its heirs, personal representatives, successors and assigns. Lender may assign this Guarantee in whole or in part without notice.

     15. Guarantor shall not, without Lender's prior written consent, enter into any merger or consolidation (if Guarantor is other than a natural person) or, except in the ordinary course of business, sell, lease or otherwise transfer or dispose of a material portion of Guarantor's assets.

     16. Guarantor represents and warrants to Lender that: (a) (if Guarantor is not a natural person) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) Guarantor has full capacity and authority to execute, deliver and perform this Guarantee, and the execution, delivery and performance of this Guarantee will not (i)
violate any law or regulation, (ii) (if Guarantor is not a natural person) violate any provision of Guarantor's organizational documents, (iii) violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument to which Guarantor is a party or by which Guarantor or any of Guarantor's properties may be bound, (iv) violate any order of any court, tribunal or governmental agency binding on Guarantor or any of Guarantor's properties, (v) result in the creation or imposition of any lien of any nature whatsoever on any of Guarantor's properties or assets, (vi) render Guarantor insolvent under generally accepted accounting principles, (vii) leave Guarantor with remaining assets which constitute unreasonably small capital given the nature of its business, or (viii) result in the incurrence of debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) beyond Guarantor's ability to pay them when and as they become due; (c) no approval or consent of, or filing or registration with, any federal, state or local regulatory authority is required in connection with the execution, delivery and performance of this Guarantee;
(d) the value to Guarantor of the advances of the Indebtedness being made to Borrower is worth at least as much as the liability and obligations of Guarantor hereunder and may reasonably be expected to benefit Guarantor directly or indirectly; and (e) this Guarantee constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms. These representations and warranties shall survive the execution of this Guarantee. As used in this paragraph, "insolvent" means the present fair saleable value of assets is less than the probable amount required to be paid on existing debts when and as they mature.

     17. This Guarantee shall be governed by and construed according to the laws of the State of Texas. Guarantor represents and warrants that the domicile of Guarantor is the State of Texas.

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     18. All claims or controversies of any type regarding  matters occurring at any time arising under or relating to this Guarantee (including, but not limited to, claims under contract, law or statute), except the parties rights to seek injunctive relief between Guarantor and the Lender (including claims against any shareholders or affiliated entities of the Lender in claims against any directors, officers, employees or agents of the Lender or their affiliated entities), shall be settled and finally determined by one arbitrator in Dallas County, Texas, in accordance with the arbitration rules of JAMS/Endispute and judgment by the arbitrator may be entered into any court having jurisdiction thereof. This agreement to arbitrate includes all claims of breach of contract and all other claims of any type to the maximum extent permissible. The prevailing party in any such arbitration shall be awarded its reasonable costs and attorneys' fees as determined by the arbitrator.

     19. To the extent that any law limiting the amount of interest that may be contracted for, charged or received is applicable to the obligations of Guarantor under this Guarantee, no provision of this Guarantee shall require the payment or permit the collection of any sum in excess of the maximum lawful amount applicable to Guarantor's obligations under this Guarantee. If any sum in excess of the maximum lawful amount applicable to Guarantor's obligations under this Guarantee is provided for herein, the provisions of this paragraph shall govern, and Guarantor shall not be obligated to pay any sum in excess of the maximum lawful amount applicable to Guarantor's obligations under this Guarantee. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Indebtedness (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. The intention of Guarantor and Lender hereunder is to comply with all laws applicable to this Guarantee and Guarantor's obligations hereunder.

     IN WITNESS WHEREOF these presents are executed as of the 18th day of July, 2000.

                                        GUARANTOR:

                                        /s/ John F. Antioco
                                        ----------------------------------------
                                        JOHN F. ANTIOCO

                                        Address: 3831 Turtle Creek Boulevard
                                                 Unit No. 19B and 19C
                                                 Dallas, Texas 75219

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